Exhibit(Q)(1)
                                    Exhibits


(a)(1) Amendment No. 34 dated April 14, 2003 to Amended and Restated Declaration of Trust of ING Mutual Funds filed with Post-Effective Amendment No. 98 to ING Mutual Funds Registration Statement on June 27, 2003 and incorporated herein by reference.

(e)(1) Sub-Advisory Agreement dated May 28, 2003 between ING Investments, LLC and Julius Baer Investment Management, Inc. with regard to ING Foreign Fund is incorporated by reference to Post-Effective Amendment No. 98 to the Registrant's Registration Statement on Form N-1A filed on June 27, 2003.

(e)(2) Amended Schedule A to Sub-Advisory Agreement dated December 5, 2002 between ING Investments, LLC and ING Investment Management Advisors, B.V. with regard to Emerging Countries, Russia and Global Equity Dividend Funds is incorporated by reference to Post-Effective Amendment No. 99 to the Registrant's Registration Statement on Form N-1A filed on August 29, 2003.

(e)(3) Amended Schedule B to Sub-Advisory Agreement dated December 5, 2002 between ING Investments, LLC and ING Investment Management Advisors, B.V. with regard to Emerging Countries, Russia and Global Equity Dividend Funds is incorporated by reference to Post-Effective Amendment No. 99 to the Registrant's Registration Statement on Form N-1A filed on August 29, 2003.

(e)(4) First Amendement dated July 1, 2003 to Sub-Advisory Agreement dated September 1, 2000 between ING Investments, LLC and Nicholas-Applegate Capital Management with regard to ING International SmallCap Growth Fund.

(e)(5) Second Amendement dated September 1, 2003 to Sub-Advisory Agreement dated September 1, 2000 between ING Investments, LLC and Nicholas-Applegate Capital Management with regard to ING International SmallCap Growth Fund.

(e)(6) Sub-Advisory Agreement dated August 1, 2003 between ING Investments, LLC and Aeltus Investment Management, Inc. with regard to International, Precious Metals and Worldwide Growth Funds

(e)(7) First Amendment dated July 1, 2003 to Sub-Advisory Agreement dated December 5, 2002 between ING Investments, LLC and ING Investment Management Advisors, B.V. with regard to Emerging Countries, Russia and Global Equity Dividend Funds.